UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2007 (May 31, 2007)
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	1-9397 (Commission File No.)	76-0207995 (I.R.S. Employer Identification No.)

2929 Allen Parkway, Suite 2100
Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 31, 2007, Baker Hughes Incorporated (the “Company”) entered into a Second Amendment to the Credit Agreement among the Company, as Borrower; JPMorgan Chase Bank, N.A., as Administrative Agent; and the lenders identified in the Credit Agreement dated as of July 7, 2005 (the “Second Amendment to the Credit Agreement”). The Second Amendment to the Credit Agreement extends the term of the Credit Agreement to July 7, 2012, which was originally for a five year period ending on July 7, 2010 and was extended to July 7, 2011 by the First Amendment to the Credit Agreement dated as of June 7, 2006. The Credit Agreement is a committed $500 million revolving credit facility with a provision to allow for an increase in the facility amount of an additional $500 million subject to approval and acceptance by the lenders among other conditions.
The foregoing description of the Second Amendment to the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amendment to the Credit Agreement which is filed as Exhibit 10.1 to this Form 8-K and incorporated into this Item 1.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation.
See Item 1.01. On May 31, 2007, the Company entered into the Second Amendment to the Credit Agreement. The Company had no direct borrowings under the Credit Agreement as of June 5, 2007. The description of the Second Amendment to the Credit Agreement is qualified in its entirety by reference to the Second Amendment to the Credit Agreement filed as Exhibit 10.1 to this Form 8-K and incorporated into this Item 2.03 by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On June 1, 2007, the Company filed a Corrected Certificate of Amendment of Restated Certificate of Incorporation with the Delaware Secretary of State’s Office (“the Corrected Certificate of Amendment”). The Corrected Certificate of Amendment dated as of April 26, 2007 deletes Article Twelfth in its entirety and renames Article Fourteenth as Article Twelfth, which was approved by the Company’s stockholders on April 26, 2007.
The foregoing description of the Corrected Certificate of Amendment to the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Corrected Certificate of Amendment which is filed as Exhibit 3.1 to this Form 8-K and incorporated into this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.
     (c)      Exhibits.
3.1 Corrected Certificate of Amendment to Restated Certificate of Incorporation dated as of April 26, 2007 and filed with the Delaware Secretary of State on June 1, 2007.
10.1 Second Amendment to Credit Agreement dated as of May 31, 2007, among Baker Hughes Incorporated, JP Morgan Chase Bank, N.A., as Administrative Agent, and fifteen lenders for $500 million, in the aggregate for all banks.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED
Dated: June 4, 2007	By:	/s/Sandra E. Alford
Sandra E. Alford
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Corrected Certificate of Amendment to Baker Hughes Incorporated Restated Certificate of Incorporation dated as of April 26, 2007.

10.1	Second Amendment to the Credit Agreement dated as of May 31, 2007, among Baker Hughes Incorporated and fifteen banks for $500 million, in the aggregate for all banks.